Comerica Incorporated

Goldman Sachs
Financial Services Conference
December 9, 2014

Ralph W. Babb, Jr.
Chairman and Chief Executive Officer

Karen Parkhill
Vice Chairman and Chief Financial Officer

J. Patrick Faubion
President, Comerica Bank - Texas Market

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview

Comerica Strengths

Founded 165 years ago	LONG HISTORY
Products & services of a large bank with the culture of a community bank	NIMBLE SIZE $69B in Assets
Strong presence in Texas, California, & Michigan	ATTRACTIVE FOOTPRINT
Complemented by Retail Bank and Wealth Management	PRIMARILY A BUSINESS BANK
Trusted Advisor approach	RELATIONSHIP BANKING STRATEGY
Strong capital position, Weathered credit cycle relatively well	CONSERVATIVE

Loans by Business Line

(3Q14 Average)



Business Bank
$36.9B
78%
Retail Bank
$5.5B
12%
Wealth Management
$4.8B
10%

Deposits by Business Line

(3Q14 Average)



Retail Bank
$21.8B
39%
Business Bank
$28.8B
52%
Wealth Management
$4.2B
8%
Finance & Other
$0.4B
1%

At 9/30/14

Comerica Bank

3

Diverse Footprint Drives Growth



Michigan
Texas
California
Florida
Arizona
375 Banking Centers
2004
71%
14%
13%
2%
481 Banking Centers
2014
44%
28%
22%
4%
2%

Average Loans by Geography

3Q04 $40.6B | 3Q14 $47.2B



California
29%
Texas
11%
Michigan
44%
Other Markets
16%
California
33%
Texas
24%
Michigan
28%
Other Markets
15%

Deposits by Geography

3Q04 $39.7B | 3Q14 $55.2B



Other Markets
7%
Texas
10%
Finance & Other
3%
California
38%
Michigan
42%
Texas
19%
Other Markets
12%
Finance & Other
1%
California
30%
Michigan
38%

At 9/30/14

Comerica Bank

4

Loan and Deposit Growth Outpaces Peers



Average Loan Growth[1]
(3Q14 vs. 3Q13)
Peer Average: 4.4%
HBAN 9.8%
BOKF 9.0%
CMA 7.0%
STI 6.6%
KEY 4.7%
SNV 4.2%
FITB 4.0%
ZION 3.5%
BBT 3.0%
MTB 1.8%
RF 1.2%
FHN 0.7%



Average Deposit Growth[1]
(3Q14 vs. 3Q13)
Peer Average: 2.6%
MTB 6.9%
HBAN 6.5%
CMA 6.4%
STI 4.0%
BOKF 4.0%
KEY 3.6%
FITB 2.4%
BBT 2.1%
RF 2.1%
ZION 1.5%
SNV 0.3%
FHN -4.4%

[1]Source: SNL Financial

Comerica Bank
5

Loan and Deposit Update



Average Loans[1]
($ in billions)
44.1
45.1
46.7
47.2
47.2
4Q13
1Q14
2Q14
3Q14
4Q14 thru 11/30



Average Deposits[1]
($ in billions)
52.8
52.8
53.4
55.2
57.8
4Q13
1Q14
2Q14
3Q14
4Q14 thru 11/30

October and November Trends

- Average loan growth of ~5%, YTD 2014 (through 11/30) vs. FY13
- Outlook for slight average loan growth in 4Q14 vs. 3Q14 remains unchanged
- 4Q14 Quarter-to-date[1]:
  - National Dealer seasonally higher
  - Mortgage Banker seasonally lower
  - Utilization[2] stable at 48% from 9/30/14
- Maintaining credit underwriting and pricing discipline
- Continued strong, broad-based average deposit growth

These results are preliminary and subject to change • [1]4Q14 average balance through 11/30/14, compared to 3Q14 • [2]Utilization of commercial commitments as a percentage of total commercial commitments at period-end (11/30/14)

Comerica Bank
6

7 EnergyLong History and Extensive Knowledge At 9/30/14 ● 1Source: Moody’s Analytics● 2Source: U.S. Energy Information Administration 626 870 1,201 1,4901,8041,5641,2271,617 2,5632,899 3,185 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014YTD 1,000 1,500 2,000 2,500 115 140 165 190 215 240 265 U.S. Oil Production (MM bbl/mo.), Left AxisU.S. Natural Gas Production (Bcf/mo.), Right Axis Production Contributes to Recent Average Loan Growth Average Loans ($ in millions)  30+ years’ experience  7% of total loan portfolio• Contributed $437MM of $3.1B, or 14%, total year over year average loan growth  Focus on middle market companies  Deep relationships with significant ancillary noncredit products  ~12-15% of Texas state GDP • Lower oil prices expected to moderate strong economic growth in Texas Natural Gas12% Oil42% Mixed16% Midstream13% Service17% Exploration & Production 70% Diverse Customer Base(Based on period-end loan outstandings) 1 2 8 EnergyWeathered Many Cycles At 9/30/14 ● 1Source: Moody’s Analytics ● 2Source: U.S. Energy Information Administration ● 3Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications. Risk Management/ Credit Underwriting Guidelines  Customer selection• Granular portfolio: >200 customers• Focus on larger middle market results in 90%+ shared national credits (SNCs)  Excellent credit quality: • -0- Nonaccrual loans• $100MM, or 3%, criticized loans3  More than 95% Secured  Semi-annual reserve valuations/ borrowing base re-determinations  Average customer has ~50% of production hedged about 2 years  Advance rates of up to 65% on proven reserves  Review price deck at least quarterly  Customers’ 3rd party engineering reports reviewed by CMA approved engineers  Portfolio regularly stress tested 48 26 15 31 91 188 139 82 39 16 7 0 0 0 0 36 69 19 10 14 6 02004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014YTD Strong Credit Quality Despite Oil & Gas Price Volatility 2 4 6 8 10 12 14 30 50 70 90 110 130 Total CMA Net Charge-offs (In basis points)Energy Net Charge-offs (In basis points) Henry Hub Natural Gas Price2 ($/million Btu)WTI Oil Spot1 ($/bbl)

9 Interest Rate SensitivityWell Positioned for Rising Rates At 9/30/14 ● 1Source: SNL Financial ● 2Source: SNL Financial. 3Q14 interest incurred on deposits as a percentage of average deposits. Loan Portfolio: Primarily Floating Rate Faster Loan Re-pricing/Maturity Date1 Fixed Rate~15% Libor-Based Prime-Based Floating Rate ~85% 0% 20% 40% 60% 80% 100% CMA FHN KE Y MTB RF FITB ST I HBA N SNV ZIO N BBT BOK F Less Than 3 Months Greater Than 3 Months Large Proportion of Noninterest-Bearing Deposits Interest-Bearing64% Noninterest-Bearing46% Lowest Cost of Deposits2(In basis points) 26 25 21 19 17 16 16 15 11 11 9 8 SNV BOK F FITB BB T HBA N KEY ST I FHN RF ZIO N MTB CMA 10 Interest Rate SensitivityAssumptions and Alternatives At 9/30/14 ● For methodology see the Company’s Form 10Q, as filed with the SEC. Estimates are based on simulation modeling analysis. The analysis does not capture possible regulatory impacts. ~115 ~190 ~195 ~220 227 ~250 ~335 Up 100bps Addl.20%Increasein Beta Addl. $3BDepositDecline Addl. $1BDepositDecline 3Q14StandardModel Addl.~3%LoanGrowth Up 300bps Sensitivity: Various AssumptionsEstimated Increase in Net Interest Income Over 12 monthsAdditional Scenarios are Relative to 3Q14 Standard Model($ in millions) 0.1 Interest Rates 200 bps gradual, non-parallel rise Loan Balances Modest increase Deposit Balances Modest decrease Deposit Pricing (Beta) Historical price movements with short-term rates Securities Portfolio Held at current levels Loan Spreads Held at current levels MBS Prepayments Third-party projections and historical experience Hedging (swaps) No additions modeled Standard Model Assumptions

Liquidity Coverage Ratio (LCR)
Expect to be Compliant Within the Required Timeframe

Key Initiatives
- Additional HQLA expected to be funded with wholesale debt (strong credit ratings)
- L/T target loan to deposit ratio 100-110%
- Continued focus on deposit generation
- Reviewing products and pricing
- Mindful of our asset sensitivity position

Potential Impact Dependent on Type of Funding and Investment

Funding	Investment	Interest Rate Sensitivity	Earnings
Floating	Cash	Neutral	↓
Floating	Fixed Rate Securities	↓	↑
Fixed	Cash	↑	↓
Fixed	Fixed Rate Securities	Neutral	↓

Balance Sheet Under LCR[1]



Assets
Liabilities/ Equity
Cash/ Securities 21%
Loans 74%
Other 5%
Deposits 84%
Debt 5%
Equity 11%
LCR ~80%
3Q14
Cash/ Securities ~25%
Loans ~70%
Other ~5%
Deposits ~70%
Debt ~20%
Equity ~10%
LCR 100% + Buffer
Long-Term

At 9/30/14 • For a further discussion of the Basel III regulatory framework, see the Company's Form 10-Q for the quarter ended 9/30/14, as filed with the SEC. • [1]Estimated. For illustrative purposes. The LCR is a regulatory ratio that is not a GAAP financial measure, and there is no comparable GAAP financial measure. Comerica estimates its LCR based on a preliminary analysis of the rule and it is subject to further assessment. There may be changes to the calculation in the future which could impact the current estimate.

Comerica Bank
11

Deposit Performance Through the Cycle
Reflects Relationship Banking Model

Industry Deposit Considerations
- Balances may grow with economy or decline as the Fed reduces liquidity in the system
- Potential mix shift as customers seek higher returns
- Pricing may be driven by competitive environment or continued discipline

Noninterest-bearing Deposit Growth[1]
(CAGR 3Q14 vs. 3Q09)



Peer Average: 12%
HBAN 19%
BOKF 18%
MTB 17%
BBT 16%
CMA 15%
KEY 14%
FITB 13%
STI 13%
ZION 12%
RF 8%
SNV 8%
FHN 2%

Total Core Deposits
($ in billions)



Financial Services Division
2004 39.0 31.7
2005 38.3 29.9
2006 34.6 28.5
2007 34.5 30.4
2008 34.2 31.6
2009 38.3 36.6
2010 38.7 36.5
2011 43.4 41.0
2012 49.1 45.9
2013 51.2 48.4
2014 YTD 53.5 50.7

Loan to Deposit Ratio[1]
(3Q14 period-end)



FHN 99%
SNV 98%
STI 98%
HBAN 94%
FITB 94%
BBT 92%
MTB 88%
ZION 86%
KEY 83%
CMA 83%
RF 82%
BOKF 69%

At 9/30/14 • [1]Source: SNL Financial

Comerica Bank
12

Card Services Helping to Drive Fee Income
Convenient & Efficient Solutions For Customers

Commercial Card

- Key component of integrated payables
- Card used for:
  - Purchasing
  - Travel and entertainment
  - Online vendor payments
  - Fleet maintenance

Commercial Card Fee Income
($ in millions)



30
34
37
41
+24%
2011
2012
2013
2014 LTM

Merchant Services

- August 2014 launch of new partnership with Vantiv
- Enable businesses to accept card payments from their customers
- Strong commitment to innovation and customer service
- Advanced security products and reporting tools
- Robust pipeline
- Sales and activations exceeding expectations

[1]LTM = Last 12 months ended 9/30/14

Comerica Bank

13

Growing Advisory Services with Trust Alliances
Providing Trust Services to Customers of Broker/Dealers

Advisory Services

- Brokerage & Insurance
- Trust Services & Asset Management
  - Institutional & Personal
  - Professional Trust Alliance
- $143B in assets under management & administration

Total Advisory Services Fee Income
($ in millions)



218
232
238
243
+9%
2011
2012
2013
2014 LTM [1]

Professional Trust Alliance

- Since 1995
- Agreement with broker/dealers to provide trust services to their clients
- 13 alliance partners
- Unique fee generating business
- Dedicated team with 14 offices in the US

Trust Alliance Fee Income
(A Division of Advisory Services)
($ in millions)



30.3
35.7
44.8
48.7
+48%
2011
2012
2013
2014 LTM [1]

At 9/30/14 • [1]LTM = Last 12 months ended 9/30/14

Comerica Bank

14

15 Continued Tight Expense ControlExpected to Partially Offset Regulatory and Compliance Headwinds At 9/30/14 ● 1Source: SNL Financial ● 2LTM = Last 12 months ended 9/30/14 11,444 10,816 9,073 8,913 $6.0 $7.8 $8.8 $11.2 2000 2005 2010 YTD 2014 Employees Avg. Loans + Deposits/Employee Driving Efficiency While Growing Loans & Deposits($ in millions) 132 134 138 107 1,771 1,757 1,722 1,680 2011 2012 2013 2014 LTM Restructuring, Pension & Litigation-related Expenses History of Expense Management($ in millions) 2 5,05 2 5,28 4 5,38 5 5,69 0 5,72 1 5,81 2 6,23 4 6,37 1 6,45 7 7,25 2 7,45 1 7,72 9 RF ZIO N HBA N BBT FHN SNV BOK F MTB KEY FITB ST I CMA Assets Per Employee1($ in 000’s) 16 Demonstrated Expense ControlConsistent Focus on Efficiency and Sustainability 5,722 5,639 5,515 5,364 4,935 4,849 625 610 574 5,989 5,545 5,423 2008 2009 2010 2011 2012 2013 Legacy Sterling 15,450 12,819 156,123 153,452 145,771 149,005 148,266 144,783 2008 2009 2010 2011 2012 2013 Legacy Sterling Energy Use(MWh) Office Paper Consumption(Tons) Real Estate Square Footage(In thousands) 1,593 1,294 1,155 1,146 1,178 1,102 2008 2009 2010 2011 2012 2013 -7% -31% -5% Lean Six SigmaIncreasing Efficiency to Deliver Better Customer Experience  40-50% reduction in approval time for customers  Loan processing times reduced by ~60%  Reduced time to loan closing by ~40%

Headwinds
Declining Accretion & Increasing Pension Expense

Purchase Accounting Accretion
About $20MM remaining to be realized over the next several years
($in millions)



53
71
49
~30
~4-6
2011
2012
2013
2014
2015

Closed Sterling Acquisition in July 2011

Pension Expense
($ in millions)



Impact of $300MM Contribution
47
75
23
86
39
?
2011
2012
2013
2014
2015
5.51%
4.99%
4.20%
5.17%
Discount Rate

$8.3MM of expense is added for every 25 bps decrease in the discount rate[2]

At 9/30/14 • 2014 & 2015 numbers are estimated. Outlook as of 12/5/14 • [2]See the Company's Form 10-K, as filed with the SEC, for additional information.

Comerica Bank

17

Increasing Technology Investment
Regulatory, Industry Compliance & Cyber Security

Annual Technology Project Expense[1]
($ in millions)



82
71
66
~95
2012
2013
2014
2015 Estimated

Several Current Projects
- Card industry compliance
- Data & cyber security
- Stress Test automation
- LCR automation
- Enhanced compliance program for securities trading
- Consumer & corporate Web banking

Evolving Technology Demands[2]

2015 Focus: Regulatory Compliance



~75%
~10%
~15%
Regulatory and industry compliance
Revenue enhancements or process improvements
Business continuity
~50%
~40%
~10%

Expected Long-Term

[1]Excludes maintenance costs associated with projects; includes hardware/software depreciation and labor costs directly expensed associated with technology-related projects. Estimated, Outlook as of 12/5/14 • [2]Based on Technology spend, which includes hardware/software purchases and labor costs expensed and capitalized associated with technology-related projects.

Comerica Bank

18

Active Capital Management



Shareholder Payout Ratio
Dividends
Share Repurchases[1]
47%
28%
19%
79%
58%
21%
76%
53%
23%
67%
43%
24%
2011
2012
2013
YTD 2014

2014 Capital Plan target[3]:

- Up to $236MM share repurchases over four quarters (2Q14 through 1Q15)
  - $59MM or 1.2MM shares repurchased in 2Q14
  - $59MM or 1.2MM shares repurchased in 3Q14
  - $59MM or 1.3MM shares repurchased in 4Q14
- Increased quarterly dividend 5% to $0.20 per share in 2Q14



Common Shares Outstanding (in MM)
Tangible Book Value Per Share[2]
183.7
182.3
181.7
181.0
180.2
$34.37
$35.64
$36.50
$37.12
$37.65
3Q13
4Q13
1Q14
2Q14
3Q14



Well Above the Minimum Regulatory Standard[2,4]
10.3%
Regulatory Standard: 7.0%
10.3%
Regulatory Standard: 8.5%
Basel III Tier 1 Common
Basel III Tier 1

At 9/30/14 • [1]Shares repurchased under share repurchase program • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures • [3]Outlook as of 12/5/14 • [4]Estimated ratios based on the standardized approach in the final rule, as fully phased-in, and excluding most elements of accumulated other comprehensive income (AOCI).

Comerica Bank

19

Well Positioned for the Future

GROWING LOANS & FEE INCOME

- Positioned in **faster growing markets and industries**
- Focus on cross-sell to drive fee income

CONTROLLING EXPENSES

- Continued **tight expense control** partially offsetting headwinds

MAINTAINING ASSET QUALITY

- **Strong credit culture** leads to **solid credit metrics**
- **Weathered cycle well** relative to peers

MANAGING CAPITAL

- **Strong Capital base**; Estimated Basel III Tier 1 common capital: 10.3%[2]
- Continue **share buyback**; Increased dividend in 2Q14

POSITIONED FOR RISING RATES

- **200 bps increase** in rates expected to result in **>10% increase in net interest income[1]**

As of 9/30/14 • [1]Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company's Form 10Q, as filed with the SEC • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures.

Comerica Bank

20

Appendix

Diverse Footprint Drives Growth



Loan Balances
10.0
10.1
11.4
+14%
2012
2013
9/30/14
Deposit Balances
9.8
10.8
10.8
+10%
2012
2013
9/30/14
Loan Balances
13.9
14.9
15.6
+12%
2012
2013
9/30/14
Deposit Balances
15.2
14.6
17.6
+15%
2012
2013
9/30/14
Loans Balances
13.6
13.5
13.2
-3%
2012
2013
9/30/14
Deposit Balances
20.1
20.5
22.1
+10%
2012
2013
9/30/14

$ in billions • Period-end balances

22

Loans by Business and Market

By Line of Business	3Q14	2Q14	3Q13
Middle Market			
General	$13.6	$13.7	$13.2
Energy	3.3	3.2	2.9
National Dealer Services	5.5	5.7	4.9
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.6	2.5	2.0
Environmental Services	0.9	0.9	0.8
Total Middle Market	$26.5	$26.6	$24.4
Corporate Banking			
US Banking	2.8	2.8	2.7
International	1.8	1.7	1.7
Mortgage Banker Finance	1.6	1.3	1.6
Commercial Real Estate	4.2	4.1	3.8
BUSINESS BANK	**$36.9**	**$36.5**	**$34.2**
Small Business	3.7	3.6	3.6
Retail Banking	1.8	1.8	1.7
RETAIL BANK	**$5.5**	**$5.4**	**$5.3**
Private Banking	4.8	4.8	4.6
WEALTH MANAGEMENT	**$4.8**	**$4.8**	**$4.6**
TOTAL	**$47.2**	**$46.7**	**$44.1**

By Market	3Q14	2Q14	3Q13
Michigan	$13.3	$13.5	$13.3
California	15.5	15.4	14.0
Texas	11.1	11.0	9.9
Other Markets	7.3	6.8	6.9
TOTAL	**$47.2**	**$46.7**	**$44.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

23

Deposits by Business and Market

By Line of Business	3Q14	2Q14	3Q13
Middle Market			
General	$15.3	$14.6	$14.0
Energy	0.5	0.5	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.9	5.6	5.1
Environmental Services	0.1	0.1	0.2
Total Middle Market	$22.1	$21.1	$20.1
Corporate Banking			
US Banking	2.7	2.6	2.4
International	1.8	1.7	1.8
Mortgage Banker Finance	0.5	0.5	0.6
Commercial Real Estate	1.7	1.5	1.4
BUSINESS BANK	**$28.8**	**$27.4**	**$26.3**
Small Business	2.8	2.7	2.7
Retail Banking	19.0	19.0	18.6
RETAIL BANK	**$21.8**	**$21.7**	**$21.3**
Private Banking	4.2	3.8	3.8
WEALTH MANAGEMENT	**$4.2**	**$3.8**	**$3.8**
Finance/ Other	0.4	0.5	0.5
TOTAL	**$55.2**	**$53.4**	**$51.9**

By Market	3Q14	2Q14	3Q13
Michigan	$21.2	$20.7	$20.5
California	16.4	15.4	14.6
Texas	10.6	10.7	10.3
Other Markets	6.6	6.1	6.0
Finance/ Other	0.4	0.5	0.5
TOTAL	**$55.2**	**$53.4**	**$51.9**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

24

25 Mortgage Banker Finance Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 516 516 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1,59 5 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 At 9/30/14 26 National Dealer Services At 9/30/14 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Toyota/Lexus16% Honda/Acura 13% Ford 9% GM 10% Chrysler 9% Mercedes 3%Nissan/ Infiniti 7% Other European 11% Other Asian 12% Other110% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 63% Texas 9%Michigan 17% Other 11% Average Loans($ in billions)  65+ years of Floor Plan lending, with 20+ years on a national basis  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 1Q112Q113Q114Q111Q122Q123Q124Q121Q132Q133Q134Q131Q142Q143Q14 Floor Plan

27 Technology and Life Sciences At 9/30/14  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans($ in billions) 1.1 1.1 1.1 1.2 1.2 1.2 1 .3 1.5 1.6 1. 7 1.8 1.9 2. 0 1.9 2.0 2. 1 2.3 2. 5 2.6 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 3.3 3.4 3.3 3.5 3. 7 4.1 4.2 4.4 4 .7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5 .7 5.6 5.9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 Average Deposits($ in billions) 28 Commercial Real Estate Line of Business At 9/30/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 4.2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 4.9 5.2 5.4 5.6 6.0 3Q13 4Q13 1Q14 2Q14 3Q14 Commitments($ in billions; Based on period-end)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 8 quarters +23% 1

Shared National Credit (SNC) Relationships

- SNC relationships included in business line balances
- Approximately 870 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approx. 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

Period-end Loans of $10.4B



Environmental Services $0.4B 4%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.6B 6%
Entertainment $0.3B 3%
Corporate $2.8B 26%
Energy $3.0B 29%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.4B 23%
= Total Middle Market (66%)

At 9/30/14 • SNCs are not a line of business. The balances shown above are included in the line of business balances shown on "Loans by Business and Market" • SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

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Continued Strong Credit Quality
Net Charge-offs of 3 bps

3Q14 Net Charge-Off Ratio vs. Peers[1]

(In basis points)



-1
3
11
17
22
24
26
27
38
39
48
50
BOKF
CMA
ZION
MTB
KEY
SNV
HBAN
FHN
STI
RF
BBT
FITB

Net Loan Charge-offs

($ in millions)



NCO Ratio (In basis points)
19
13
12
9
3
18
12
10
8
3
3Q13
4Q13
1Q14
2Q14
3Q14

Criticized Loans[2]

($ in millions)



NPAs as a Percentage of Total Loans + ORE
2,461
2,260
2,139
2,188
2,094
1.08
0.84
0.76
0.75
0.75
3Q13
4Q13
1Q14
2Q14
3Q14

Allowance for Loan Losses

($ in millions)



NPL Coverage
1.3
1.6
1.8
1.7
1.7
604
598
594
591
592
3Q13
4Q13
1Q14
2Q14
3Q14

At 9/30/14 • [1]Source: SNL Financial • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications.

Comerica Bank

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31 Robust Average Deposit Growth of $1.8B or 3% Increases in Virtually All Business Lines 1Interest cost on interest-bearing deposits ● 23Q14 compared to 2Q14 ● 3At 9/30/14 ● 4Source: SNL Financial Average Balances Period-end Strong Deposit Base($ in billions) 51.9 52.8 52.8 53.4 55.2 54.2 57.6 0.18 0.17 0.15 0.15 0.15 3Q13 4Q13 1Q14 2Q14 3Q14 2Q14 3Q14 Deposit Rates1 Noninterest-bearing deposits increased $1.3B to $25.3B2, driven by+ $759MM General Middle Market+ $188MM Commercial Real Estate+ $110MM Small Business+ $106MM Retail Banking Loan to Deposit Ratio3 of 83% 3.3% 1.8% 1.8% 1.6% 1.5% 1.1% 1.1% 0.8% 0.4% -0.2% -1.3% -1.5 % CMA ZIO N KEY MTB HBA N STI RF BBT SNV FITB BOK F FHN Peer Average: 0.6% Average Deposit Growth4(3Q14 vs. 2Q14) 32 Government Card ProgramsGenerates Valuable Retail Deposits 720 948 1,221 1,433 2011 2012 2013 2014 YTD US Treasury ProgramState Card Programs At 9/30/14 ● 1Source: the Nilson Report July 2014, based on 2013 data ● 2Based on a 2014 survey conducted by KRC Research ● 3Source: U.S. Department of the Treasury ● 4Source: Social Security Administration Growing Average Noninterest-Bearing Deposits($ in millions)  #1 prepaid card issuer in US1  State/ Local government benefit programs:• 32 distinct programs  US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020• Over 5 million cards registered• ~100k new accounts per month• 95% of Direct Express card holders report they are satisfied2• Eliminating monthly benefit checks, resulting in significant taxpayer savings3 # of Social Security Beneficiaries4(in millions) 25 30 35 40 45 50 55 60 1970 1975 1980 1985 1990 1995 2000 2005 2010 Key Facts

Securities Portfolio Stable
Continue to Invest Prepayments in GNMA


Securities Portfolio
($ in billions)
MBS
Other
MBS Yield
9.4
9.4
9.3
9.4
9.4
9.5
9.5
9.0
9.0
8.9
9.0
9.0
9.1
9.1
2.41
2.46
2.42
2.35
2.29
3Q13
4Q13
1Q14
2Q14
3Q14
2Q14
3Q14
Average Balances
Period-end

MBS Portfolio:

- Duration of 4.0 years[1]
  - Duration extends to 4.7 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $22MM
- Net unamortized premium of $56MM
- Yields declined 6 bps due to a decrease of $1MM from retrospective adjustment to premium amortization in 2Q14
- GNMA approximately 20% of MBS portfolio

At 9/30/14 • [1]Estimated as of 9/30/14

Comerica Bank

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Net Interest Income Stable
Decline in Accretion Partially Offset by Loan Growth


Net Interest Income
($ in millions)
Accretion
NIM
412
8
430
23
410
12
416
10
414
3
2.79
2.86
2.77
2.78
2.67
3Q13
4Q13
1Q14
2Q14
3Q14

Net Interest Income and Rate NIM[1]:

$416MM	2Q14	2.78%
	Loan Impacts:	
-7	Loan accretion	-0.05
+4	Loan growth	--
+4	1 additional day in 3Q14	--
-2	Lease residual value adj.	-0.01
-2	Loan portfolio dynamics	-0.01
-1	Interest on nonaccrual loans	--
+2	Interest expense on debt	+0.01
-1	Lower securities yields[2]	-0.01
+1	Excess reserves at the Fed	-0.04
$414MM	3Q14	2.67%

[1]3Q14 compared to 2Q14 • [2]Lower securities yields due to the $1MM retrospective adjustment to premium amortization in 2Q14

Comerica Bank

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Funding and Maturity Profile

Multiple Funding Sources

- $9.1B liquid MBS portfolio
- Loan to deposit ratio of 83%
- Access to wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $-0- outstanding
  - $6B borrowing capacity
- Fed funds/ Repo markets
- Institutional & Retail Brokered CDs

Debt Profile by Maturity[1]

($ in millions)



Subordinated Notes
Senior Notes
600
650
500
350
400
2015
2016
2017
2019
2020+

Funding Profile At September 30, 2014



Interest-Bearing Deposits $30.1B 45%
Noninterest-Bearing Deposits $27.5B 40%
Wholesale Debt $2.9B 4%
Equity $7.4B 11%

At 9/30/14 • [1]Face value at maturity

Comerica Bank

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Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 67%
2013
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal

Goal as of 12/5/14

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB+	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB	Ba1	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	Ba3	BB+
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 12/1/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Tier 1 and Tier 1 common capital[1]	7,105	7,027	6,962	6,895	6,862
Risk-weighted assets[1]	67,106	66,911	65,788	64,825	64,027
Tier 1 and Tier 1 common capital ratio	***10.59%***	***10.50%***	***10.58%***	***10.64%***	***10.72%***
Common shareholders' equity	$7,433	$7,369	$7,283	$7,150	$6,966
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	15	15	16	17	18
Tangible common equity	$6,783	$6,719	$6,632	$6,498	$6,313
Total assets	$68,887	$65,325	$65,681	$65,224	$64,667
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	15	15	16	17	18
Tangible assets	$68,237	$64,675	$65,030	$64,572	$64,014
Common equity ratio	*10.79%*	*11.28%*	*11.09%*	*10.97%*	*10.78%*
Tangible common equity ratio	***9.94***	***10.39***	***10.20***	***10.07***	***9.87***
Common shareholders' equity	$7,433	$7,369	$7,283	$7,150	$6,966
Tangible common equity	$6,783	$6,719	$6,632	$6,498	$6,313
Shares of common stock outstanding (in millions)	180	181	182	182	184
Common shareholders' equity per share of common stock	*$41.26*	*$40.72*	*$40.09*	*$39.22*	*$37.93*
Tangible common equity per share of common stock	***37.65***	***37.12***	***36.50***	***35.64***	***34.37***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removed the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank

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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Tier 1 common capital	$7,105	$7,027	$6,962	$6,895	$6,862
Basel III adjustments[2]	(1)	(1)	(2)	(6)	(4)
Basel III Tier 1 common capital[2]	$7,104	$7,026	$6,960	$6,889	$6,858
Risk-weighted assets[1]	$67,106	$66,911	$65,788	$64,825	$64,027
Basel III adjustments[2]	1,552	1,594	1,590	1,754	1,726
Basel III risk-weighted assets[2]	$68,658	$68,505	$67,378	$66,579	$65,753
Tier 1 common capital ratio	10.6%	10.5%	10.6%	10.6%	10.7%
Basel III Tier 1 common capital ratio[2]	10.3%	10.3%	10.3%	10.3%	10.4%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule, as fully phased-in, and excluding most elements of accumulated other comprehensive income (AOCI).

Comerica Bank

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Comerica Bank